UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

Acumen Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-40551	36-4108129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1210-1220 Washington Street, Suite 210 Newton, Massachusetts	02465
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 344-4190
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 3, 2026, Acumen Pharmaceuticals, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The stockholders considered three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2026. Of the 72,227,580 shares outstanding as of the record date, 57,051,456 shares, or approximately 78.99%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: The stockholders elected three nominees to serve as Class II directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
George Golumbeski, Ph.D.	37,305,711	68,820	19,676,925
Derrell Porter, M.D.	30,926,494	6,448,037	19,676,925
Laura Stoppel, Ph.D.	30,812,559	6,561,972	19,676,925
Proposal No. 2: The stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	56,934,900	113,074	3,482

Proposal No. 3: The stockholders approved the Company’s Amended and Restated 2021 Equity Incentive Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Approval of the Company’s Amended and Restated 2021 Equity Incentive Plan	30,731,776	6,618,621	24,134	19,676,925

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: June 3, 2026	By:	/s/ Derek Meisner
Derek Meisner Chief Legal Officer